UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): January 30, 2006


                                                                 IRS Employer
Commission       Registrant; State of Incorporation;             Identification
File Number      Address; and Telephone Number                   Number
-----------      ---------------------------------------         --------------

1-13739               UNISOURCE ENERGY CORPORATION               86-0786732
                      (An Arizona Corporation)
                      One South Church Avenue, Suite 100
                      Tucson, AZ 85701
                      (520) 571-4000

1-5924                TUCSON ELECTRIC POWER COMPANY              86-0062700
                      (An Arizona Corporation)
                      One South Church Avenue, Suite 100
                      Tucson, AZ 85701
                      (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.
-------------------------


         Motion to Amend the Settlement Agreement

         As previously reported, in September, 2005, in an effort to resolve the uncertainty surrounding the methodology that will be applied to determine Tucson Electric Power Company's ("TEP") rates for generation service after the expiration of the competitive transition charges, TEP filed a motion and supporting testimony with the Arizona Corporation Commission ("ACC") to amend the rate settlement agreement ("Settlement Agreement") which had been approved by the ACC in 1999.

         On January 30, 2006, the Administrative Law Judge for the ACC issued a recommended opinion and order, which, if adopted by the ACC, would deny TEP's motion to amend the Settlement Agreement.

         TEP disagrees with the recommended opinion and order and believes that it is in the public interest to amend the Settlement Agreement.

         Consideration of this matter by the ACC has been removed from the February 14, 2006 meeting agenda. The ACC is expected to reschedule consideration of this matter to a later date. TEP does not know how the ACC will rule on its motion to amend the Settlement Agreement.

                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








Date: February 13, 2006                      UNISOURCE ENERGY CORPORATION
                                            -------------------------------
                                                    (Registrant)


                                               /s/ Raymond S. Heyman
                                             --------------------------
                                               Senior Vice President and
                                                   General Counsel


Date: February 13, 2006                     TUCSON ELECTRIC POWER COMPANY
                                          ---------------------------------
                                                    (Registrant)


                                               /s/ Raymond S. Heyman
                                             --------------------------
                                               Senior Vice President and
                                                   General Counsel